                                                                    Exhibit 4.28

                                WARRANT INDENTURE

                   Providing for the Issue of Offered Warrants





                                     BETWEEN

                         SPECTRUM SIGNAL PROCESSING INC.



                                     - and -



                      COMPUTERSHARE TRUST COMPANY OF CANADA





                           Dated as of March 23, 2004













                              McCarthy Tetrault LLP

                                TABLE OF CONTENTS



Article 1 INTERPRETATION..........................................................................................1

   1.1      Definitions...........................................................................................1
   1.2      Gender and Number.....................................................................................5
   1.3      Interpretation not Affected by Headings, Etc..........................................................5
   1.4      Day not a Business Day................................................................................6
   1.5      Time of the Essence...................................................................................6
   1.6      Currency..............................................................................................6
   1.7      Applicable Law........................................................................................6

Article 2 THE OFFERED WARRANTS....................................................................................6

   2.1      Creation and Issue of Offered Warrants................................................................6
   2.2      Terms of Offered Warrants.............................................................................6
   2.3      Offered Warrantholder not a Shareholder...............................................................7
   2.4      Offered Warrants to Rank Pari Passu...................................................................7
   2.5      Form of Offered Warrant Certificates..................................................................7
   2.6      Signing of Offered Warrant Certificates...............................................................7
   2.7      Certification by the Trustee..........................................................................8
   2.8      Issue in Substitution for Offered Warrant Certificates Lost, Etc......................................8
   2.9      Exchange of Offered Warrant Certificates..............................................................9
   2.10     Transfer and Ownership of Offered Warrants............................................................9
   2.11     Charges for Exchange or Transfer.....................................................................10
   2.12     Cancellation of Surrendered Offered Warrants.........................................................10
   2.13     Registration of Offered Warrants.....................................................................10

Article 3 EXERCISE OF OFFERED WARRANTS...........................................................................11

   3.1      Method of Exercise of Offered Warrants...............................................................11
   3.2      Effect of Exercise of Offered Warrants...............................................................12
   3.3      Partial Exercise of Offered Warrants; Fractions......................................................13
   3.4      Expiration of Offered Warrants.......................................................................13
   3.5      Accounting and Recording.............................................................................13
   3.6      Securities Restrictions..............................................................................14
   3.7      U.S. Transfer Restrictions and Legends...............................................................14

Article 4 ADJUSTMENT OF NUMBER OF COMMON SHARES AND EXERCISE PRICE...............................................17

   4.1      Adjustment of Number of Common Shares and Exercise Price.............................................17
   4.2      Entitlement to Shares on Exercise of Offered Warrant.................................................21
   4.3      No Adjustment for Certain Transactions...............................................................21
   4.4      Determination by Corporation's Auditors..............................................................22
   4.5      Proceedings Prior to any Action Requiring Adjustment.................................................22
   4.6      Certificate of Adjustment............................................................................22
   4.7      Notice of Special Matters............................................................................22


   4.8      No Action after Notice...............................................................................22
   4.9      Other Action.........................................................................................23
   4.10     Protection of Trustee................................................................................23

Article 5 RIGHTS OF THE CORPORATION AND COVENANTS................................................................23

   5.1      Optional Purchases by the Corporation................................................................23
   5.2      General Covenants....................................................................................24
   5.3      Trustee's Remuneration and Expenses..................................................................25
   5.4      Performance of Covenants by Trustee..................................................................25

Article 6 ENFORCEMENT............................................................................................25

   6.1      Suits by Offered Warrantholders......................................................................25
   6.2      Immunity of Shareholders, Etc........................................................................25
   6.3      Limitation of Liability..............................................................................26
   6.4      Waiver of Default....................................................................................26

Article 7 MEETINGS OF OFFERED WARRANTHOLDERS.....................................................................26

   7.1      Convening Meetings...................................................................................26
   7.2      Notice of Meetings...................................................................................27
   7.3      Chairman.............................................................................................27
   7.4      Quorum...............................................................................................27
   7.5      Power to Adjourn.....................................................................................28
   7.6      Voting...............................................................................................28
   7.7      Polls................................................................................................28
   7.8      Regulations..........................................................................................28
   7.9      Attendance by the Trustee and the Corporation........................................................29
   7.10     Powers Exercisable by Special Resolution.............................................................29
   7.11     Meaning of Special Resolution........................................................................30
   7.12     Powers Cumulative....................................................................................31
   7.13     Minutes..............................................................................................31
   7.14     Special Resolution Binds All.........................................................................32

Article 8 SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS.....................................................32

   8.1      Provision for Supplemental Indentures for Certain Purposes...........................................32
   8.2      Successor Corporations...............................................................................33

Article 9 THE TRUSTEE............................................................................................33

   9.1      Trust Indenture Legislation..........................................................................33
   9.2      Rights and Duties of Trustee.........................................................................33
   9.3      Evidence, Experts and Advisers.......................................................................34
   9.4      Documents, Monies, Etc. held by Trustee..............................................................35
   9.5      Actions by Trustee to Protect Interests..............................................................35
   9.6      Trustee not Required to Give Security................................................................36



   9.7      Protection of Trustee................................................................................36
   9.8      Replacement of Trustee...............................................................................36
   9.9      Conflict of Interest.................................................................................38
   9.10     Acceptance of Trust..................................................................................38
   9.11     Privacy Laws.........................................................................................38

Article 10 GENERAL...............................................................................................39

   10.1     Notice to Corporation and Trustee....................................................................39
   10.2     Notice and Delivery to Offered Warrantholders........................................................39
   10.3     Counterparts.........................................................................................40
   10.4     Multiple Closings....................................................................................40
   10.5     Satisfaction and Discharge of Indenture..............................................................40
   10.6     Anti-Money Laundering................................................................................41
   10.7     Sole Benefit of Parties and Offered Warrantholders...................................................41


                                WARRANT INDENTURE

                  THIS WARRANT INDENTURE is made as of March 23, 2004

BETWEEN:

         SPECTRUM SIGNAL PROCESSING INC., a corporation duly incorporated under the laws of Canada and having an office at Suite 200 - 2700 Production Way, Burnaby, British Columbia, V5A 4X1 (hereinafter referred to as the "CORPORATION")

AND

         COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and authorized to carry on business in all provinces of Canada (hereinafter referred to as the "TRUSTEE")

WHEREAS:

A. The Corporation has created and issued up to 2,212,000 Units, each consisting of one Common Share and one-half of one common share purchase warrant ("each whole warrant, an "OFFERED WARRANT");

B.       this Indenture provides for the issuance of the Offered Warrants;

C. one whole Offered Warrant shall, subject to adjustment, entitle the holder thereof to acquire one (1) additional Common Share upon payment of the Exercise Price upon the terms and conditions herein set forth; and

D. all things necessary have been done and performed to make the Offered Warrants, when created and issued as provided in this Indenture, legal, valid and binding upon the Corporation with the benefits and subject to the terms of this Indenture;

                  NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation hereby appoints the Trustee as trustee to hold the rights, interests and benefits contained herein for and on behalf of those persons who from time to time become the holders of Offered Warrants issued pursuant to this Indenture and the parties hereto agree as set forth below:

                                   ARTICLE 1
                                 INTERPRETATION

1.1               DEFINITIONS

                  In this Indenture, including the recitals and schedules hereto, and in all indentures supplemental hereto:

         (a) "ACCREDITED INVESTOR" means an accredited investor within the meaning of Rule 501 of Regulation D;

         (b)      "ADJUSTMENT PERIOD" has the meaning set forth in Section 4.1;

         (c) "AGENCY AGREEMENT" means the agreement between the Corporation and the Agents dated March 23, 2004;

         (d) "AGENTS" means GMP Securities Ltd., Griffiths McBurney & Partners Corp. and Dlouhy Merchant Group Inc.;

         (e) "APPLICABLE LEGISLATION" means the provisions of the Company Act, R.S.B.C. 1996, c. 62, as from time to time amended, any successor legislation thereof, and any statute of Canada or a province thereof, and the regulations under any such named or other statute, relating to trust indentures or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;

         (f) "AUTHORIZED INVESTMENTS" means short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or a Canadian chartered bank (which may include an affiliate or related party of the Trustee) provided that each such obligation is rated at least R1 (middle) by DBRS Inc. or an equivalent rating by Standard & Poor's Rating Group, a division of McGraw-Hill Inc.;

         (g) "BUSINESS DAY" means, with respect to any place, any day that is not a Saturday, Sunday or statutory holiday in the City of Vancouver, the City of Calgary or the City of Toronto or a day when the principal office of the Trustee in the City of Vancouver, the City of Calgary or the City of Toronto is not generally open to the public for the transaction of business;

         (h) "COMMON SHARES" means, subject to Article 4, the fully paid and non-assessable shares of the Corporation as presently constituted designated as common shares;

         (i) "CORPORATION" means Spectrum Signal Processing Inc., a corporation incorporated under the laws of Canada and its lawful successors from time to time;

         (j) "CORPORATION'S AUDITORS" means a firm of chartered accountants duly appointed as auditors of the Corporation;

         (k) "COUNSEL" means a barrister or solicitor or a firm of barristers and solicitors retained by the Trustee or retained by the Corporation and acceptable to the Trustee;

         (l) "CURRENT MARKET PRICE" of the Common Shares at any date means the weighted average of the trading price per share for such shares for the 20 consecutive Trading Days ending the Third Trading Date immediately preceding such date on the principal stock exchange on which the Common Shares are listed and as selected by the directors, or, if such shares are not listed on any stock exchange, then on such over-the-counter market as may be selected for such purpose by the directors;

         (m) "DIRECTOR" means a director of the Corporation for the time being and, unless otherwise specified herein, reference to action "by the directors" means action by the directors of the Corporation as a board or, whenever duly empowered, action by any committee of such board;

         (n)      "EFFECTIVE DATE" means the date of this Indenture;

         (o) "EXERCISE DATE" means, with respect to any Offered Warrant, the date on which the Offered Warrant Certificate representing such Offered Warrant is surrendered for exercise together with full payment of the Exercise Price in accordance with Section 3.1;

         (p) "EXERCISE PRICE" at any time means, the price at which a Common Share may be purchased by the exercise of one Offered Warrant and which is currently Cdn. $1.50, subject to adjustment in accordance with the provisions of Article 4, in which case it shall mean the adjusted price in effect at such time and, for greater certainty, the Exercise Price of any Offered Warrants acquired by the Agents after the date of an adjustment referred to in Article 4 shall be adjusted as if such Offered Warrants had been issued prior to such date;

         (q)      "EXPIRY DATE" means September 23, 2005;

         (r)      "EXPIRY TIME" means 4:30 p.m. (Vancouver time) on the Expiry
                  Date;

         (s) "ISSUE DATE" means the date upon which the Offered Warrants are issued;

         (t) "ORIGINAL U.S. PURCHASER" means an Accredited Investor that purchased the Units in the United States directly from the Corporation in a purchase of Units as part of the private placement of Units made pursuant to the Agency Agreement dated March 23, 2004;

         (u) "PERSON" means an individual, body corporate, partnership, trust, trustee, executor, administrator, legal representative or any unincorporated organization;

         (v)      "REGULATION D" means Regulation D under the U.S. Securities
                  Act;

         (w)      "REGULATION S" means Regulation S under the U.S. Securities
                  Act;

         (x) "RULE 506" means Rule 506 of Regulation D under the U.S. Securities Act;

         (y)      "RULE 904" means Rule 904 of Regulation S;

         (z)      "SHAREHOLDER" means a holder of record of one or more Common
                  Shares;

         (aa)     "SPECIAL RESOLUTION" has the meaning set forth in Section
                  7.11;

         (bb) "SUBSIDIARY OF THE CORPORATION" or "SUBSIDIARY" means any corporation of which more than fifty (50%) percent of the outstanding Voting Shares are owned, directly or indirectly, by or for the Corporation, provided that the ownership of such shares confers the right to elect at least a majority of the board of directors of such corporation and includes any corporation in like relation to a Subsidiary;

         (cc)     "SUCCESSOR CORPORATION" has the meaning set forth in Section
                  8.2;

         (dd) "THIS OFFERED WARRANT INDENTURE", "THIS INDENTURE", "HEREIN", "HEREBY", "HEREOF" and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental hereto; and the expressions "ARTICLE", "SECTION", "SUBSECTION" and "PARAGRAPH" followed by a number, letter or both mean and refer to the specified article, section, subsection or paragraph of this Indenture;

         (ee) "TRADING DAY" means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business and with respect to an over-the-counter market means a day on which such over-the-counter market is open for the transaction of business;

         (ff) "TRANSFER AGENT" means the transfer agent for the time being of the Common Shares and Offered Warrants;

         (gg) "TRUSTEE" means Computershare Trust Company of Canada or its successors from time to time in the trust hereby created;

         (hh) "UNITS" means the units issued by way of a private placement of Units made pursuant to the Agency Agreement between the Corporation and Computershare Trust Company of Canada dated March 23, 2004;

         (ii)     "U.S. PERSON" means "U.S. person" as defined in Regulation S;

         (jj) "U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended;

         (kk) "VOTING SHARES" means shares of the capital stock of any class of any corporation carrying voting rights under all circumstances, provided that, for the purposes of such definition, shares which only carry the right to vote conditionally on the happening of an event shall not be considered Voting Shares, whether or not such event shall have occurred, nor shall any shares be deemed to cease to be Voting Shares solely by reason of a right to vote accruing to shares of another class or classes by reason of the happening of any such event;

         (ll) "OFFERED WARRANT AGENCY" means one of the principal offices of the Trustee in the cities of Calgary, Alberta or Toronto, Ontario, Montreal, Quebec or

                  Vancouver, British Columbia or such other place(s) as may be designated in accordance with subsection 3.1(d);

         (mm) "OFFERED WARRANT CERTIFICATE" means a certificate, substantially in the form set forth in Schedule "A" hereto, issued on or after the Issue Date to evidence Offered Warrants;

         (nn) "OFFERED WARRANT EXERCISE FORM" means an exercise form, substantially in the form set forth in Schedule "A" hereto, delivered by an Offered Warrantholder to the Offered Warrant Agency at any time after the Issue Date and prior to the Expiry Time;

         (oo) "OFFERED WARRANTHOLDERS", or "HOLDERS" without reference to Common Shares, means the persons who are registered owners of Offered Warrants;

         (pp) "OFFERED WARRANTHOLDERS' REQUEST" means an instrument signed in one or more counterparts by Offered Warrantholders entitled to acquire in the aggregate not less than 25% of the aggregate number of Common Shares which could be acquired pursuant to all Offered Warrants then unexercised and outstanding, requesting the Trustee to take some action or proceeding specified therein;

         (qq) "OFFERED WARRANTS" means the warrants created by and authorized by and issuable under this Indenture; and

         (rr) "WRITTEN ORDER OF THE CORPORATION", "WRITTEN REQUEST OF THE CORPORATION", "WRITTEN CONSENT OF THE CORPORATION" and "CERTIFICATE OF THE CORPORATION" mean, respectively, a written order, request, consent and certificate signed in the name of the Corporation by its Chairman, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President or any Vice-President, or a person acting in any such capacity for the Corporation and may consist of one or more instruments so executed.

1.2               GENDER AND NUMBER

                  Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing a particular gender include all genders.

1.3               INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

                  The division of this Indenture into articles, sections, subsections, paragraphs, subparagraphs, clauses and subclauses, the provision of the table of contents and the insertion of headings are for convenience and reference only and shall not affect the construction or interpretation of this Indenture.

1.4               DAY NOT A BUSINESS DAY

                  If the day on or before which any action that would otherwise be required to be taken hereunder is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

1.5               TIME OF THE ESSENCE

                  Time will be of the essence in all respects in this Indenture.

1.6               CURRENCY

                  Except as otherwise stated, all dollar amounts herein are expressed in Canadian dollars.

1.7               APPLICABLE LAW

                  This Indenture and the Offered Warrant Certificates and all documents relating thereto, which by common accord have been and will be drafted in English, shall be construed in accordance with the laws of the Province of British Columbia and the federal laws applicable therein and shall be treated in all respects as British Columbia contracts.

                                   ARTICLE 2
                              THE OFFERED WARRANTS

2.1               CREATION AND ISSUE OF OFFERED WARRANTS

                  Up to an aggregate of 1,155,872 Offered Warrants are hereby created and authorized to be issued on the Effective Date in accordance with the terms and conditions hereof. The Offered Warrant Certificates shall be certified and delivered by the Trustee to such persons as the Corporation may direct by written order of the Corporation.

2.2               TERMS OF OFFERED WARRANTS

         (a) Each whole Offered Warrant authorized to be issued hereunder will entitle the holder thereof, upon exercise, together with the payment of the Exercise Price, to acquire one (1) Common Share, subject to adjustment in accordance with Article 4, at any time after the Issue Date until the Expiry Time.

         (b) No fractional Offered Warrants will be issued or otherwise provided for hereunder and any fractional entitlements will be rounded down to the nearest whole number.

         (c) Each Offered Warrant will entitle the holder thereof to such other rights and privileges as are set forth in this Indenture.

         (d) The number of Common Shares which may be purchased pursuant to the Offered Warrants and the exercise price therefor will be adjusted in the events and in the manner specified in Article 4.

2.3               OFFERED WARRANTHOLDER NOT A SHAREHOLDER

                  Except as may be specifically provided herein, nothing in this Indenture or in the holding of an Offered Warrant evidenced by an Offered Warrant Certificate, or otherwise, will be construed as conferring on an Offered Warrantholder any right or interest whatsoever as a Shareholder or as any other shareholder of the Corporation, including, but not limited to, any right to vote at, to receive notice of, or to attend any meetings of shareholders or any other proceedings of the Corporation, or any right to receive any dividend or other distribution.

2.4               OFFERED WARRANTS TO RANK PARI PASSU

                  All Offered Warrants will rank equally and without preference over each other, whatever may be the actual date of issue thereof.

2.5               FORM OF OFFERED WARRANT CERTIFICATES

         (a) The Offered Warrant Certificates (including all replacements issued in accordance with this Indenture) will be substantially in the form set out in Schedule "A" hereto, will be dated March 23, 2004 regardless of their date of issue, will bear such legends and distinguishing letters and numbers as the Corporation, with the approval of the Trustee, may prescribe, and will be issuable in any whole number denomination. No fractional Common Shares and Offered Warrants shall be issued or otherwise provided for hereunder and any such fractioned entitlements shall be rounded down to the nearest whole number of Common Shares and Offered Warrants.

         (b) The Offered Warrant Certificates may be engraved, lithographed or printed (the expression "printed" including for purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as the Corporation may determine.

2.6               SIGNING OF OFFERED WARRANT CERTIFICATES

         (a) The Offered Warrant Certificates will be signed by any one authorized officer or director of the Corporation.

         (b) The signatures of any officer or director referred to in subsection (a) may be manual signatures, engraved, lithographed or printed in facsimile and Offered Warrant Certificates bearing such facsimile signatures will be binding on the Corporation as if they had been manually signed by such officer or director.

         (c) Notwithstanding that any person whose manual or facsimile signature appears on an Offered Warrant Certificate as an officer or director referred to in subsection (a) no longer holds the same or any office or is no longer a director at the date of any Offered Warrant Certificate or at the date of certification, delivery, or exercise thereof, such Offered Warrant Certificate will, subject to Section 2.7, be valid and binding on the Corporation.

2.7               CERTIFICATION BY THE TRUSTEE

         (a) No Offered Warrant Certificate will be issued or, if issued, will be valid for any purpose or entitle the holder to the benefit hereof until it has been certified by manual signature by or on behalf of the Trustee by its authorized signing officers substantially in the form of the certificate set out in Schedule "A" as the case may be, or in such other form approved by the Trustee, and such certification by the Trustee on any Offered Warrant Certificate will be conclusive evidence as against the Corporation that the Offered Warrant Certificate so certified has been duly issued hereunder and that the holder thereof is entitled to the benefits hereof.

         (b) The certification of the Trustee on any Offered Warrant Certificate issued hereunder will not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or such Offered Warrant Certificate (except the due certification thereof) and the Trustee will in no respect be liable or answerable for the use made of any Offered Warrant Certificate or of the consideration therefore, except as otherwise specified herein.

2.8               ISSUE IN SUBSTITUTION FOR OFFERED WARRANT CERTIFICATES LOST,
                  ETC.

         (a) If any Offered Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Corporation, subject to applicable law and to subsection (b), will issue, and thereupon the Trustee will certify and deliver, a new Offered Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and on surrender and cancellation of such mutilated certificate or in lieu of and in substitution for such lost, destroyed or stolen certificate.

         (b) The applicant for the issue of a new Offered Warrant Certificate pursuant to this Section 2.8 will bear the cost of the issue thereof and in case of loss, destruction or theft will, as a condition precedent to the issuance thereof:

                  (i) furnish to the Corporation and the Trustee such evidence of ownership and of the loss, destruction or theft of the Offered Warrant Certificate to be replaced as is satisfactory to the Corporation and the Trustee in their discretion;

                  (ii) furnish an indemnity and surety bond in amount and form satisfactory to the Corporation and the Trustee in their discretion; and

                  (iii) pay the reasonable charges of the Corporation and the Trustee in connection therewith.

2.9               EXCHANGE OF OFFERED WARRANT CERTIFICATES

         (a) One or more Offered Warrant Certificates may, on compliance with the reasonable requirements of the Trustee (including compliance with applicable securities legislation), be exchanged for one or more Offered Warrant Certificates of different denomination evidencing in the aggregate the same number of Offered Warrants as represented by the Offered Warrant Certificate(s) being exchanged. Where only part of the Offered Warrants evidenced by an Offered Warrant Certificate are transferred, the Trustee shall issue separate Offered Warrant Certificates in respect of the Offered Warrants respectively transferred and retained to the Offered Warrantholder.

         (b) Offered Warrant Certificates may be exchanged only at the Offered Warrant Agency or at any other place that is designated by the Corporation with the approval of the Trustee. Any Offered Warrant Certificate tendered for exchange shall be cancelled and surrendered by the Offered Warrant Agency to the Trustee.

2.10              TRANSFER AND OWNERSHIP OF OFFERED WARRANTS

         (a) The Offered Warrants may only be transferred on the register kept by the Trustee at the Offered Warrant Agency by the holder or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee upon surrendering to the Trustee at the Offered Warrant Agency the Offered Warrant Certificates representing the Offered Warrants to be transferred and upon compliance with:

                  (i)      the conditions herein;

                  (ii) such reasonable requirements as the Trustee may prescribe; and

                  (iii) all applicable securities legislation and requirements of regulatory authorities;

                  and such transfer shall be duly noted in such register by the Trustee. Upon compliance with such requirements, the Trustee shall issue to the transferee an Offered Warrant Certificate representing the Offered Warrants transferred.

         (b) The Trustee acknowledges that the Offered Warrants and the Common Shares issuable upon exercise thereof have not been registered under the U.S. Securities Act, or the securities laws of any state of the United States, and may not be offered or sold in the United States unless the Offered Warrants and the Common Shares issuable upon exercise thereof have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from registration is available. It is further acknowledged that Units were offered in the United States by the Agents pursuant to the exemption from registration set forth in Rule 506. If Offered Warrants are being sold outside the United States in accordance with Rule 904, and provided that the Corporation is a "foreign issuer" within the meaning of Regulation S at the time of sale, then any such transfer must be accompanied by a completed and executed declaration for removal of legend in the form attached as Exhibit A to the Offered Warrant Certificate.

         (c) Subject to applicable law, the Corporation and the Trustee, notwithstanding any notice to the contrary, shall treat the Offered Warrantholder as the absolute owner of the Offered Warrants for all purposes and such person will for all purposes of this Indenture be and be deemed to be the absolute owner thereof, and neither the Corporation nor the Trustee will be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction.

2.11              CHARGES FOR EXCHANGE OR TRANSFER

                  A reasonable service charge may be levied by the Trustee for, pursuant to this Indenture, the transfer of any Offered Warrant or the exchange of any Offered Warrant Certificate, and the Trustee may charge for the reimbursement of any taxes, rates, levies or duties of any kind required to be paid on any such exchange or transfer.

2.12              CANCELLATION OF SURRENDERED OFFERED WARRANTS

                  All Offered Warrant Certificates surrendered pursuant to Sections 2.8, 2.9, 2.10, 3.1, 3.3, 3.4 or 5.1 will be returned to the Trustee and will be cancelled and, after the expiry of any period of retention prescribed by law, destroyed by the Trustee in accordance with the Trustee's ordinary business practices. Upon request by the Corporation, the Trustee will furnish the Corporation with a destruction certificate identifying each Offered Warrant Certificate so destroyed, the number of Offered Warrants evidenced thereby and the number of Common Shares, if any, issued pursuant to such Offered Warrants and the details of any Offered Warrant Certificates issued in substitution or exchange for such Offered Warrant Certificates destroyed.

2.13              REGISTRATION OF OFFERED WARRANTS

         (a) The Trustee will keep at the Offered Warrant Agency: (i) a register of Offered Warrantholders in which shall be entered in alphabetical order the names and addresses of the holders of Offered Warrants and particulars of the Offered Warrants held by them and (ii) a register of transfers in which all transfers of Offered Warrants and the date and other particulars of each transfer shall be entered. Such registers will at all reasonable times be open for inspection by the Corporation and/or any Offered Warrantholder. The Trustee will from time to time upon the written request of the Corporation or any Offered Warrantholder, upon payment of the Trustee's reasonable charges, furnish a list of the names and addresses of Offered Warrantholders showing the number of Offered Warrants held by each such Offered Warrantholder.

         (b) The Corporation with approval of the Trustee may at any time and from time to time change the place at which the registers referred to in subsection (a) are kept, cause branch registers of holders or transfers to be kept at other places and close such branch registers or change the place at which such branch registers are kept.

                  Notice of any such change or closure shall be given by the Trustee to the Offered Warrantholders.

                                   ARTICLE 3
                          EXERCISE OF OFFERED WARRANTS

3.1               METHOD OF EXERCISE OF OFFERED WARRANTS

         (a) The holder of any Offered Warrant may exercise the right conferred on such holder to acquire Common Shares by surrendering, after the Issue Date and prior to the Expiry Time, to the Offered Warrant Agency, the Offered Warrant Certificate representing such Offered Warrant, with a duly completed and executed Offered Warrant Exercise Form, together with a certified cheque, bank draft or money order, in lawful money of Canada payable to or to the order of the Corporation at par in the city where the Offered Warrant Agency is located in an amount equal to the Exercise Price multiplied by the number of Common Shares subscribed for.

                  A Offered Warrant Certificate with the duly completed and executed Offered Warrant Exercise Form referred to in this subsection 3.1(a) shall be deemed to be surrendered only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof at, in each case, the Offered Warrant Agency, provided that such Offered Warrant Certificate is accompanied by the requisite certified cheque, bank draft or money order in the amount of the aggregate Exercise Price for the Offered Warrants represented thereby that are being exercised.

         (b) Any Offered Warrant Exercise Form referred to in subsection 3.1(a) shall be signed by the Offered Warrantholder and shall specify:

                  (i) the number of Common Shares which the holder wishes to acquire (being not more than those which the holder is entitled to acquire pursuant to the Offered Warrant Certificate(s) surrendered);

                  (ii) the person or persons in whose name or names such Common Shares are to be issued;

                  (iii)    the address or addresses of such person or persons;
                           and

                  (iv) the number of Common Shares to be issued to each such person if more than one is so specified.

                  If any of the Common Shares subscribed for are to be issued to a person or persons other than the Offered Warrantholder, the Offered Warrantholder shall pay to the Corporation or the Offered Warrant Agency on behalf of the Corporation, all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Common Shares unless or until such Offered Warrantholder shall have paid to the Corporation, or the

                  Offered Warrant Agency on behalf of the Corporation, the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.

         (c) No exercise of any Offered Warrant shall be effective, and no certificate representing Common Shares shall be issued pursuant to the exercise of Offered Warrants, unless:

                  (i) the Offered Warrantholder represents in writing that it is not in the United States or a U.S. Person and is not exercising the Offered Warrants on behalf of a U.S. Person or a person in the United States, and did not execute or deliver the Offered Warrant Exercise Form in the United States; or

                  (ii) the Offered Warrantholder represents in writing either: (A) that it is an Original U.S. Purchaser and that each representation, warranty and covenant made by such Original U.S. Purchaser in the Subscription Agreement pursuant to which it purchased Units is true and correct as of the date the Offered Warrant is exercised, or (B) that it is a U.S. person, or person in the United States, that has acquired the Offered Warrants in a transaction exempt from registration under the U.S. Securities Act where such transfer was in compliance with this Indenture and any applicable state securities laws and signs and delivers a letter in the form attached hereto as Exhibit B to the Offered Warrant Certificate.

                  No certificate for Common Shares issuable upon exercise of an Offered Warrant shall be registered or delivered to an address in the United States unless the Offered Warrantholder shall have complied with subsection 3.1(c)(ii) and in the case of subection (ii)(B) provides an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that registration under the U.S. Securities Act and applicable state securities laws is not required.

         (d) In connection with the exchange of Offered Warrant Certificates and exercise of Offered Warrants and compliance with such other terms and conditions hereof as may be required, the Corporation has appointed the principal offices of the Trustee in Vancouver and Toronto as the Offered Warrant Agencies at which Offered Warrant Certificates may be surrendered for exchange, transfer or repurchase or at which Offered Warrants may be exercised and the Trustee has accepted such appointment. The Corporation may from time to time designate alternate or additional places as an Offered Warrant Agency upon notice to and consent of the Trustee of any change of any Offered Warrant Agency.

3.2               EFFECT OF EXERCISE OF OFFERED WARRANTS

         (a) Upon the exercise of Offered Warrants pursuant to Section 3.1 and subject to Section 3.3, the Common Shares to be issued pursuant to the Offered Warrants exercised shall be deemed to have been issued and the person or persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date unless the transfer registers of the Corporation shall be closed on such date, in which case the Common Shares subscribed for shall be deemed to have been issued and such person or persons deemed to have become the holder or holders of record of such Common Shares, on the date on which such transfer registers are reopened.

         (b) Within three (3) Business Days after the Exercise Date with respect to an Offered Warrant, the Corporation shall cause to be mailed to the person or persons in whose name or names such Offered Warrant is registered or, if so specified in writing by the holder, cause to be delivered to such person or persons at the Offered Warrant Agency where the Offered Warrant Certificate was surrendered, a certificate or certificates for the appropriate number of Common Shares subscribed for.

3.3               PARTIAL EXERCISE OF OFFERED WARRANTS; FRACTIONS

         (a) The holder of any Offered Warrants may exercise his right to acquire a number of Common Shares less than the aggregate number which the holder is entitled to acquire pursuant to the surrendered Offered Warrant Certificate(s). In the event of any exercise of a number of Offered Warrants less than the number which the holder is entitled to exercise, the holder of the Offered Warrants upon such exercise shall, in addition, be entitled to receive, without charge therefor, a new Offered Warrant Certificate(s) in respect of the balance of the Offered Warrants represented by the surrendered Offered Warrant Certificate(s) and which were not then exercised.

         (b) Notwithstanding anything herein contained including any adjustment provided for in Article 4, the Corporation shall not be required, upon the exercise of any Offered Warrants, to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. Any fractional entitlements will be rounded down to the nearest whole number.

3.4               EXPIRATION OF OFFERED WARRANTS

                  Immediately after the Expiry Time, all rights under any Offered Warrant in respect of which the right of acquisition provided for herein shall not have been exercised shall cease and terminate and each Offered Warrant shall be void and of no further force or effect except to the extent that the Offered Warrantholder has not received in full all monies to which it is entitled pursuant to Article 4 or Article 5 hereof or has not received certificates representing the Common Shares issued upon exercise of Offered Warrants held by it, in which instances the Offered Warrantholders' rights hereunder shall continue until it has received that to which it is entitled hereunder.

3.5               ACCOUNTING AND RECORDING

         (a) The Trustee shall promptly account to the Corporation with respect to Offered Warrants exercised. Any securities or other instruments, from time to time received by the Trustee shall be received in trust for, and shall be segregated and kept apart by the Trustee, the Offered Warrantholders and the Corporation as their interests may appear.

         (b) The Trustee shall record the particulars of Offered Warrants exercised, which particulars shall include the names and addresses of the persons who become holders of Common Shares on exercise and the Exercise Date, in respect thereof. The Trustee shall provide such particulars in writing to the Corporation within five (5) Business Days of any request by the Corporation therefor.

3.6               SECURITIES RESTRICTIONS

                  Notwithstanding anything herein contained, Common Shares will only be issued pursuant to any Offered Warrant in compliance with the securities laws of any applicable jurisdiction. The certificates representing the Common Shares issued will bear such legend as may, in the opinion of Counsel to the Corporation be necessary in order to avoid a violation of any securities laws of any province or territory in Canada or of the United States or any state thereof to comply with the requirements of any stock exchange or over-the-counter market on which the Common Shares are listed or quoted, as the case may be, provided that if, at any time, in the opinion of Counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at the holder's expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel satisfactory to the Corporation) to the effect that such holder is entitled to sell or otherwise transfer such Common Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Trustee in exchange for a certificate which does not bear such legend.

3.7               U.S. TRANSFER RESTRICTIONS AND LEGENDS

                  The Offered Warrants and the Common Shares issuable upon exercise of the Offered Warrants have not been and will not be registered under the U.S. Securities Act or the securities laws of any state.

         (a) The Offered Warrants and the Common Shares issuable upon exercise of the Offered Warrants may be offered, sold, pledged or otherwise transferred only (i) to the Corporation, (ii) in a transaction outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act, or
                  (iii) in a transaction exempt from the registration requirements under the U.S. Securities Act and any applicable state securities laws. In connection with any transfer pursuant to the foregoing clause (iii), there must be furnished to the Corporation a written opinion of counsel reasonably acceptable to the Corporation to the effect that such transfer is exempt from the registration requirements of all applicable United States federal and state securities laws. In connection with any proposed transfer of the Offered Warrants to a person in the United Stated or to a U.S. Person, the Corporation may request such further information as may be necessary to determine whether such transfers are being made:
                  (i) to Accredited Investors; (ii) in accordance with, and pursuant to, an exemption from registration under the U.S. Securities Act and any applicable state securities laws, and (iii) otherwise in compliance with applicable securities laws;

         (b) At the instruction of the Corporation, Common Shares issued pursuant to the exercise of the Offered Warrants any time during the period which is four months and one day after the Closing Date will bear a legend in substantially the following form:

                  "Unless permitted under securities legislation, the holder of the securities shall not trade the securities before [insert date that is four months and one day after the Closing Date]."

                  and may also contain such other legends as may be required by applicable securities regulatory requirements, authorities or stock exchanges including, without limitation, the Toronto Stock Exchange.

         (c) (i) Until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing the Offered Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend in the case of certificates held by holders who are U.S. Persons:

                  "THE WARRANTS REPRESENTED HEREBY AND THE COMMON SHARES ISSUABLE UPON EXERCISE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE WARRANTS MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IN A TRANSACTION OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (C), THERE MUST BE FURNISHED TO THE CORPORATION A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA AND, IN CONNECTION WITH ANY SALE OF SUCH WARRANTS PURSUANT TO THE FOREGOING CLAUSE (B) AT A TIME WHEN THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 UNDER THE U.S. SECURITIES ACT, THE LEGEND MAY BE REMOVED BY

                  PROVIDING A DECLARATION TO THE CORPORATION'S TRANSFER AGENT IN SUCH FORM AS THE CORPORATION MAY REASONABLY PRESCRIBE, TO THE EFFECT THAT THE SALE OF THE WARRANTS IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT."

                  (ii) Until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing the Offered Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend in the case of certificates held by holders who are not U.S. Persons:

                  "THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT. TERMS USED HEREIN HAVE THE MEANING GIVEN TO THEM IN REGULATION S."

         (d) (i) Until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing the Common Shares issuable upon exercise of the Offered Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend in the case of certificates held by holders who are U.S. Persons :

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IN A TRANSACTION OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (C), THERE MUST BE FURNISHED TO THE CORPORATION A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD

                  DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA AND, IN CONNECTION WITH ANY SALE OF SUCH SECURITIES PURSUANT TO THE FOREGOING CLAUSE (B) AT A TIME WHEN THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 UNDER THE U.S. SECURITIES ACT, THE LEGEND MAY BE REMOVED BY PROVIDING A DECLARATION TO THE CORPORATION'S TRANSFER AGENT IN SUCH FORM AS THE CORPORATION MAY REASONABLY PRESCRIBE, TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT."

                  (ii) Until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing the Common Shares issuable upon exercise of the Offered Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend in the case of certificates held by holders who are not U.S. Persons :

                  "THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT. TERMS USED HEREIN HAVE THE MEANING GIVEN TO THEM IN REGULATION S."

provided, that if Offered Warrants are being sold outside the United States in accordance with Rule 904, and provided that the Corporation is a "foreign issuer" within the meaning of Regulation S at the time of sale, any such legend may be removed by providing a declaration to Computershare Trust Company of Canada, as registrar and transfer agent, to the effect set forth in Exhibit A to the Offered Warrant Certificate.

                                   ARTICLE 4
            ADJUSTMENT OF NUMBER OF COMMON SHARES AND EXERCISE PRICE

4.1               ADJUSTMENT OF NUMBER OF COMMON SHARES AND EXERCISE PRICE

         (a) The rights of an Offered Warrantholder to receive Common Shares, in effect at any date attaching to the Offered Warrants, and the Exercise Price in respect thereof, will be adjusted as provided in, and in accordance with the provision of, this Section 4.1, and for such purposes and as used in this Section 4.1, "Adjustment Period" means the period from and including the Effective Date up to and including the Expiry Time.

         (b) If and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares, (ii) combine, consolidate or reduce the outstanding Common Shares into a lesser number of shares or (iii) issue Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend, then, in each such event, the Exercise Price in effect on the effective date of such subdivision, redivision, combination, consolidation, reduction or on the record date of such stock dividend, as the case may be, shall in the case of the events referred to in (i) or
                  (iii) above be decreased in proportion to the number of outstanding Common Shares resulting from such subdivision, redivision or stock dividend, or shall, in the case of the events referred to in (ii) above, be increased in proportion to the number of outstanding Common Shares resulting from such combination, consolidation, or reduction. Such adjustment shall be made successively whenever any event referred to in this subsection 4.1(b) shall occur. Upon any adjustment of the Exercise Price pursuant to subsection 4.1(b), the number of Common Shares subject to the right of purchase under each Offered Warrant shall be contemporaneously adjusted by multiplying the number of Common Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the respective Exercise Price in effect immediately prior to such adjustment and the denominator shall be the respective Exercise Price resulting from such adjustment.

         (c) If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Common Shares entitling them, for a period expiring not more than forty-five (45) days after such record date, to subscribe for or purchase Common Shares (or securities convertible or exchangeable into Common Shares) at a price per share (or having a conversion or exchange price per share) less than ninety-five (95%) percent of the Current Market Price on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the amount determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase or into which the convertible or exchangeable securities so offered are convertible or exchangeable; any Common Shares owned by or held for the account of the Corporation or any Subsidiary shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible or exchangeable into Common Shares) actually issued upon the exercise of such rights or warrants, as the case may be. Upon any adjustment of the Exercise Price pursuant to this subsection 4.1(c), the number of Common Shares subject to the right of purchase under each Offered Warrant shall be contemporaneously adjusted by multiplying the number of Common Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the respective Exercise Price in effect immediately prior to such adjustment and the denominator shall be the respective Exercise Price resulting from such adjustment.

         (d) If and whenever at any time during the Adjustment Period the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of (i) shares of any class, whether of the Corporation or any other corporation, (ii) rights, options or warrants to subscribe for or purchase Common Shares (or other securities convertible into or exchangeable for Common Shares) for a period expiring not more than forty-five
                  (45) days after such record date at a price per share (or having a conversion or exercise price per share) not less than ninety-five (95%) percent of the Current Market Price on such record date), (iii) evidences of its indebtedness or (iv) any property or other assets (excluding Dividends Paid in the Ordinary Course) then, in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price less the aggregate fair market value (as determined by the directors, acting reasonably, which determination shall be conclusive) of such shares or rights, options or warrants or evidences of indebtedness or assets to be issued or distributed, as the case may be, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price; and Common Shares owned by or held for the account of the Corporation or any Subsidiary shall be deemed not be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be; Upon any adjustment of the Exercise Price pursuant to this subsection 4.1(d), the number of Common Shares subject to the right of purchase under each Offered Warrant shall be contemporaneously adjusted by multiplying the number of Common Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the respective Exercise Price in effect immediately prior to such adjustment and the denominator shall be the respective Exercise Price resulting from such adjustment.

         (e) If and whenever at any time during the Adjustment Period, there is (i) any reclassification of the Common Shares at any time outstanding, any change of the Common Shares into other shares, securities or property or any other capital reorganization of the Corporation (other than as described in subsection 4.1(b)), (ii) any consolidation, amalgamation, arrangement, merger or other form of business combination of the Corporation with or into any other corporation or otherwise resulting in any such reclassification or change or any other capital reorganization of the Corporation, or (iii) any sale, lease, exchange or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to one or more other corporations or entities, then, in each such event, each holder of any Offered Warrant which is thereafter exercised will be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such holder was theretofore entitled upon such exercise, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date thereof, such holder had been the registered holder of the number of Common Shares to which such holder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this Section 4.1 with respect to the rights and interests thereafter of the holders of Offered Warrants to the end that the provisions set forth in this Section 4.1 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares or other securities or property thereafter deliverable upon the exercise of any Offered Warrant.

         (f) In any case in which this Section 4.1 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Offered Warrant exercised after such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the relevant date of exercise or such later date as such holder would, but for the provisions of this subsection 4.1(f), have become the holder of record of such additional Common Shares pursuant to subsection 4.1(e).

         (g) In any case in which subsections 4.1(c) or 4.1(d) require that an adjustment be made to the Exercise Price, no such adjustment shall be made if the holders of the outstanding Offered Warrants receive the rights, options or warrants referred to in subsection 4.1(c) or the shares, rights, options, warrants, evidences of indebtedness, property or assets referred to in subsection 4.1(d), as the case may be, in such kind and number as they would have received if they had been holders of Common Shares on the applicable record date or effective date, as the case may be, by virtue of their outstanding Offered Warrants having then been exercised into Common Shares at the Exercise Price in effect on the applicable record date or effective date, as the case may be. Any such issuance of share, rights, options, or warrants will be subject to regulatory approval.

         (h) The adjustments provided for in this Section 4.1 are cumulative, and shall, in the case of adjustments to the Exercise Price be computed to the nearest whole cent and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section 4.1, provided that, notwithstanding any other provision of this Section 4.1, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one (1%) percent in the Exercise Price then in effect; provided, however, that any adjustments which by reason of this subsection 4.1(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (i) After any adjustment pursuant to this Section 4.1, the term "Common Shares" where used in this Indenture shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section 4.1, the Offered Warrantholder is entitled to receive upon the exercise of his Offered Warrant, and the number of Common Shares indicated by any exercise made pursuant to an Offered Warrant shall be interpreted to mean the number of Common Shares or other property or securities an Offered Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this
                  Section 4.1, upon the full exercise of an Offered Warrant.

4.2               ENTITLEMENT TO SHARES ON EXERCISE OF OFFERED WARRANT

                  All shares of any class or other securities which an Offered Warrantholder is at the time in question entitled to receive on the exercise of its Offered Warrant, whether or not as a result of adjustments made pursuant to this Article 4, shall, for the purposes of the interpretation of this Indenture, be deemed to be shares which such Offered Warrantholder is entitled to acquire pursuant to such Offered Warrant.

4.3               NO ADJUSTMENT FOR CERTAIN TRANSACTIONS

                  Notwithstanding anything in this Article 4, no adjustment shall be made in the acquisition rights attached to the Offered Warrants if the issue of Common Shares is being made pursuant to or in connection with:

         (a) any stock option or stock purchase plan in force from time to time for directors, officers, employees, consultants or other service providers of the Corporation; or

         (b) the satisfaction of existing instruments issued at or prior to the date hereof.

4.4               DETERMINATION BY CORPORATION'S AUDITORS

                  In the event of any question arising with respect to the adjustments provided for in this Article 4 such question shall be conclusively determined by the Corporation's Auditors who shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, the Trustee, all Offered Warrantholders and all other persons interested therein.

4.5               PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT

                  As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Offered Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of Counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Offered Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

4.6               CERTIFICATE OF ADJUSTMENT

                  The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Article 4, deliver a certificate of the Corporation to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate shall be supported by a certificate of the Corporation's Auditors verifying such calculation.

4.7               NOTICE OF SPECIAL MATTERS

                  The Corporation covenants with the Trustee that, so long as any Offered Warrant remains outstanding, it will give notice to the Trustee and to the Offered Warrantholders and to the Agents of its intention to fix a record date that is prior to the Expiry Date for the issuance of rights, options or warrants (other than the Offered Warrants) to all or substantially all the holders of its outstanding Common Shares. Such notice shall specify the particulars of such event and the record date for such event, provided that the Corporation shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given. The notice shall be given in each case not less than fourteen
(14) days prior to such applicable record date.

4.8               NO ACTION AFTER NOTICE

                  The Corporation covenants with the Trustee that it will not close its transfer books or take any other corporate action which might deprive the holder of an Offered Warrant of the opportunity to exercise its right of acquisition pursuant thereto during the period of fourteen (14) days after the giving of the certificate or notices set forth in Sections 4.6 and 4.7.

4.9               OTHER ACTION

                  In case the Corporation, after the date hereof, shall take any action affecting the Common Shares other than action described in Section 4.1, which in the reasonable opinion of the directors of the Corporation would materially affect the rights of Offered Warrantholders, the number of Common Shares which may be acquired upon exercise of the Offered Warrants shall be adjusted in such manner and at such time, by action of the directors, acting reasonably, in their sole discretion as they may determine to be equitable in the circumstances, provided that no such adjustment will be made unless prior approval of any stock exchange on which the Common Shares are listed for trading has been obtained.

4.10              PROTECTION OF TRUSTEE

                  Except as provided in Section 9.2, the Trustee shall not:

         (a) at any time be under any duty or responsibility to any Offered Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Section 4.1, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

         (b) be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Offered Warrant;

         (c) be responsible for any failure of the Corporation to issue, transfer or deliver Common Shares or certificates for the same upon the surrender of any Offered Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article; and

         (d) incur any liability or responsibility whatsoever or be in any way responsible for the consequences of any breach on the part of the Corporation of any of the representations, warranties or covenants herein contained or of any acts of the directors, officers, employees, agents or servants of the Corporation.

                                    ARTICLE 5
                     RIGHTS OF THE CORPORATION AND COVENANTS

5.1               OPTIONAL PURCHASES BY THE CORPORATION

                  Subject to compliance with applicable securities legislation and approval of applicable regulatory authorities, the Corporation may from time to time purchase by private contract or otherwise any of the Offered Warrants. Any such purchase shall be made at the lowest price or prices at which, in the opinion of the directors, such Offered Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons and on such other terms as the Corporation, in its sole discretion, may determine. Any Offered Warrant Certificates representing the Offered Warrants purchased pursuant to this

Section 5.1 shall forthwith be delivered to and cancelled by the Trustee. No Offered Warrants shall be issued in replacement thereof.

5.2               GENERAL COVENANTS

                  The Corporation covenants with the Trustee that so long as any Offered Warrants remain outstanding:

         (a) it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares upon the exercise of the Offered Warrants;

         (b) it will cause the Common Shares and the certificates representing the Common Shares from time to time acquired pursuant to the exercise of the Offered Warrants to be duly issued and delivered in accordance with the Offered Warrant Certificates and the terms hereof;

         (c) all Common Shares which shall be issued upon exercise of the right to acquire provided for herein and in the Offered Warrant Certificates shall be fully paid and non-assessable;

         (d) it will use all reasonable efforts to maintain its corporate existence and carry on its business in the ordinary course;

         (e) if any of its Common Shares are listed on a stock exchange, it will use all reasonable efforts to ensure that the Common Shares issuable on the exercise of the Offered Warrants are listed and posted for trading on such stock exchange, subject to any restrictions or limitations imposed by applicable securities laws;

         (f) it will make all requisite filings under applicable Canadian securities legislation and stock exchange rules;

         (g) if it is a party to any transaction in which the Corporation is not the continuing corporation, it shall use its commercially reasonable best efforts to obtain all consents which may be necessary or appropriate under Canadian law to enable the continuing corporation to give effect to the Offered Warrants;

         (h) it will provide to Offered Warrantholders copies of all financial statements and other documentation required to be provided by applicable laws to registered holders of Common Shares as if such Offered Warrantholders were registered shareholders of the Corporation; and

         (i) generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture.

5.3               TRUSTEE'S REMUNERATION AND EXPENSES

                  The Corporation covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its Counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Trustee's negligence, wilful misconduct or bad faith. The Trustee shall not have any recourse against any monies, securities or other property held by it for the benefit of the Offered Warrantholders pursuant to this Indenture for the payment of its fee.

5.4               PERFORMANCE OF COVENANTS BY TRUSTEE

                  If the Corporation shall fail to perform any of its covenants contained in this Indenture, the Trustee may notify the Offered Warrantholders of such failure on the part of the Corporation or may itself perform any of the covenants capable of being performed by it but, subject to Section 9.2, shall be under no obligation to perform said covenants or to notify the Offered Warrantholders of such performance by it. All sums expended or advanced by the Trustee in so doing shall be repayable as provided in Section 5.3. No such performance, expenditure or advance by the Trustee shall relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

                                    ARTICLE 6
                                   ENFORCEMENT

6.1               SUITS BY OFFERED WARRANTHOLDERS

                  All or any of the rights conferred on any Offered Warrantholder by any of the terms of the Offered Warrant Certificate evidencing such Offered Warrant or of this Indenture may be enforced by such holder by appropriate legal proceedings but without prejudice to the right which is hereby conferred on the Trustee to proceed in its own name to enforce each and every provision herein contained for the benefit of the Offered Warrantholders.

6.2               IMMUNITY OF SHAREHOLDERS, ETC.

                  The Trustee and the Offered Warrantholders, by the acceptance of the Offered Warrant Certificates and as part of the consideration for the issue of the Offered Warrants, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future shareholder, director, officer, employee or agent of the Corporation or any successor corporation (i) on any covenant, agreement, representation or warranty by the Corporation herein or contained in the Offered Warrant Certificates, and (ii) for the issue of shares or other securities or property pursuant to any Offered Warrant.

6.3               LIMITATION OF LIABILITY

                  The obligations hereunder are not personally binding upon, nor will resort hereunder be had to the private property of any past, present or future director, shareholder, officer, employee or agent of the Corporation or any successor corporation, but only the property of the Corporation or any successor corporation will be bound in respect hereof.

6.4               WAIVER OF DEFAULT

                  Upon the happening of any default hereunder:

         (a) the holders of not less than 51% of the Offered Warrants then outstanding shall have power (in addition to the powers exercisable by Special Resolution) by requisition in writing to instruct the Trustee to waive any default hereunder and the Trustee shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

         (b) the Trustee shall have power to waive any default hereunder upon such terms and conditions as the Trustee may deem advisable, if, in the Trustee's reasonable opinion, the same shall have been cured or adequate provision made therefor;

provided that no delay or omission of the Trustee or of the Offered Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Offered Warrantholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder of the rights resulting therefrom.

                                    ARTICLE 7
                       MEETINGS OF OFFERED WARRANTHOLDERS

7.1               CONVENING MEETINGS

         (a) The Trustee may at any time convene a meeting of the Offered Warrantholders, and the Trustee shall do so upon a requisition in writing by the Corporation or by an Offered Warrantholders' Request, and upon receiving such funding and indemnity against the costs of summoning and holding such meeting as it may reasonably require and to hold it harmless against the liabilities to be incurred thereby.

         (b) If the Trustee fails, within five (5) days after receipt of such written request, funding and indemnity, to give notice convening a meeting, the Corporation or any of the Offered Warrantholders signing such Offered Warrantholders' Request, as the case may be, may convene such meeting.

         (c) Every meeting shall be held at Vancouver, British Columbia or such other place in Canada as the Corporation and the Trustee may decide.

7.2               NOTICE OF MEETINGS

         (a) At least seven (7) days' notice of all meetings of Offered Warrantholders shall be sent to all Offered Warrantholders entitled thereto. A copy of the notice shall be sent to the Trustee (unless the meeting has been called by the Trustee) and to the Corporation (unless the meeting has been called by the Corporation).

         (b) The notice must state the time when and the place where the meeting is to be held and must state briefly the general nature of the business to be transacted thereat but need not set out the terms of any resolution to be proposed or any of the provisions of this Article 7.

         (c) The accidental omission to give notice of any meeting or any irregularity in the notice of any meeting or the non-receipt of any notice by any Offered Warrantholder, the Trustee or the Corporation shall not invalidate any resolution passed or any proceedings taken at any meeting of Offered Warrantholders.

         (d) Any Offered Warrantholder present, either in person or by proxy, at any meeting of the Offered Warrantholders shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

7.3               CHAIRMAN

                  An individual (who may but need not be the proxy or representative of an Offered Warrantholder) nominated in writing by the Trustee (the "CHAIRMAN") shall be entitled to take the chair at every such meeting and if no person is so nominated or if at any meeting a person so nominated shall not be present within fifteen (15) minutes after the time appointed for holding the meeting, the Offered Warrantholders present in person or by proxy shall choose any one of their number to be Chairman.

7.4               QUORUM

         (a) Subject to the provisions of Section 7.11, a quorum for the transaction of business at any meeting of Offered Warrantholders shall be two persons present in person, each being an Offered Warrantholder entitled to vote thereat or a duly appointed proxyholder for or representative of an Offered Warrantholder so entitled, and together holding or representing by proxy Offered Warrants representing not less than twenty-five percent (25%) of all outstanding Offered Warrants entitled to vote at the meeting.

         (b) If a quorum of Offered Warrantholders is not present within 30 minutes after the time fixed for holding a meeting, the meeting, if summoned on an Offered Warrantholders' Request, will be dissolved but, subject to Section 7.11, in any other case will be adjourned to the third following Business Day at the same time and place and no notice of the adjournment need be given.

         (c) At the adjourned meeting the Offered Warrantholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened, notwithstanding the number of Offered Warrants they hold.

7.5               POWER TO ADJOURN

                  The chairman of any meeting at which a quorum of the Offered Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.6               VOTING

                  Every question submitted to a meeting of the Offered Warrantholders other than a Special Resolution shall be decided in the first instance by a show of hands and unless a poll is directed by the Chairman or demanded by one or more Offered Warrantholders present in person or by proxy holding in the aggregate not less than 10% of the total number of Offered Warrants then outstanding, a declaration by the Chairman that a resolution has been carried or lost or carried by a particular majority shall be conclusive evidence of the fact.

7.7               POLLS

         (a) If at any such meeting a poll is directed or demanded as aforesaid, it shall be taken in such manner and either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The demand for a poll may be withdrawn. On a poll every Offered Warrantholder who is present in person or by proxy shall have one vote for each Offered Warrant held by such Offered Warrantholder.

         (b) Any poll directed or demanded at any meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment. A poll directed or demanded on any other question shall be taken at such time and place as the Chairman directs.

7.8               REGULATIONS

         (a) The Trustee may from time to time make or vary such regulations as it thinks fit:

                  (i) for the form of instrument appointing a proxy, the manner in which it must be executed, and verification of the authority of a person who executes it on behalf of an Offered Warrantholder;

                  (ii) governing the places at which and the times by which instruments appointing proxies must be deposited;

                  (iii) for the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such voting certificates or instruments appointing proxies to be sent by mail, cable, telex or other means of prepaid, transmitted, recorded communication before the meeting to the Corporation or to the Trustee at the place where the meeting is to be held and for voting pursuant to instruments appointing proxies so deposited as though the instruments themselves were produced at the meeting; and

                  (iv) generally for the calling of meetings of Offered Warrantholders and the conduct of business thereat.

         (b) Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted.

         (c) Except as such regulations provide, the only persons who will be recognized at a meeting as the holders of any Offered Warrants, or as entitled to vote or, subject to Section 7.9, be present at the meeting in respect thereof, will be the registered holders of such Offered Warrants.

7.9               ATTENDANCE BY THE TRUSTEE AND THE CORPORATION

                  The Trustee and the Corporation and their duly authorized representatives may attend and speak at any such meeting of Offered Warrantholders, but will have no vote as such.

7.10              POWERS EXERCISABLE BY SPECIAL RESOLUTION

                  A meeting of the Offered Warrantholders shall, in addition to the powers hereinbefore given, have the power, exercisable by Special Resolution, to:

         (a) sanction any modification or compromise of or arrangement in respect of the rights of the Offered Warrantholders or of the Trustee in its capacity as Trustee (subject to the consent of the Trustee) against the Corporation, whether such rights shall arise under this Indenture or otherwise, subject to the agreement by the Corporation, and to authorize the Trustee to concur in or execute any indenture supplemental hereto in connection therewith;

         (b) amend, alter or repeal any Special Resolution previously passed, subject to the written consent of the Corporation where such amendment, alteration or repeal affects the rights of the Corporation under this Indenture;

         (c) assent to any modification of the provisions contained in this Indenture proposed or agreed to by the Corporation and to authorize the Trustee, on its own behalf and on behalf of the Offered Warrantholders, to concur in and execute any supplemental indenture embodying any such modifications;

         (d) agree to the release or exoneration of the Trustee from any liability in respect of anything done or omitted to be done by the Trustee before the giving of such release;

         (e) direct the Trustee to exercise, on behalf of the Offered Warrantholders, such of the powers of the Offered Warrantholders as are exercisable by Special Resolution for the enforcement of any obligation of the Corporation under this Indenture or of any right of the Offered Warrantholders;

         (f) refrain from enforcing any obligation or right referred to in paragraph 7.10(e);

         (g) waive and direct the Trustee to waive any default by the Corporation in complying with any provision of this Indenture either unconditionally or on any condition specified in the Special Resolution;

         (h) appoint a committee with power and authority to exercise, and to direct the Trustee to exercise, on behalf of the Offered Warrantholders, such of the powers of the Offered Warrantholders as are exercisable by Special Resolution;

         (i) restrain any Offered Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any obligation of the Corporation under this Indenture or to enforce any right of any Offered Warrantholder;

         (j) direct any Offered Warrantholder who, as such, has brought any suit, action or proceeding, to stay or discontinue or otherwise deal therewith on payment of the costs, charges and expenses reasonably and properly incurred by him in connection therewith; and

         (k) from time to time and at any time to remove the Trustee and appoint a successor Trustee.

7.11              MEANING OF SPECIAL RESOLUTION

         (a) The expression "Special Resolution" when used in this Indenture means, subject to the provisions of this Section 7.11, a resolution proposed at a meeting of Offered Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 7 at which there are present in person or by proxy Offered Warrantholders holding in the aggregate more than 25% of the total number of Offered Warrants then outstanding and passed by the affirmative votes of Offered Warrantholders who hold in the aggregate not less than 66 2/3% of the total number of Offered Warrants represented at the meeting and voted on a poll on the resolution.

         (b) If, at a meeting called for the purpose of passing a Special Resolution, the quorum required by Section 7.11 is not present within thirty (30) minutes after the time appointed for the meeting, the meeting, if convened on an Offered Warrantholders' Request, will be dissolved, but in any other case will stand adjourned to such day, being not fewer than fifteen (15) days or more than sixty (60) days later, and to such place and time, as is appointed by the Chairman.

         (c) Not less than seven (7) days' notice must be given to the Offered Warrantholders of the time and place of the adjourned meeting referred to in subsection 7.11(b).

         (d) The notice referred to in subsection 7.11(c) must state that at the adjourned meeting the Offered Warrantholders present in person or by proxy will form a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.

         (e) At the adjourned meeting referred to in subsection 7.11(b), the Offered Warrantholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened, and a resolution proposed at such adjourned meeting and passed by the affirmative votes of Offered Warrantholders who hold in the aggregate not less than 66?% of the total number of Offered Warrants represented at such adjourned meeting and voted on a poll on the resolutions will be a Special Resolution within the meaning of this Indenture notwithstanding subsection 7.11(a).

         (f) Votes on a Special Resolution must always be given on a poll and no demand for a poll on a Special Resolution will be necessary.

         (g) Any action that may be taken and any power that may be exercised by Offered Warrantholders at a meeting held as provided in this Article 7 may also be taken and exercised by Offered Warrantholders who hold in the aggregate not less than 66?% of the total number of Offered Warrants at the time outstanding, by their signing, each in person or by attorney duly appointed in writing, an instrument in writing in one or more counterparts, and the expression "Special Resolution" when used in this Indenture includes a resolution embodied in an instrument so signed.

7.12              POWERS CUMULATIVE

                  Any one or more of the powers, and any combination of the powers, in this Indenture stated to be exercisable by the Offered Warrantholders by Special Resolution or otherwise, may be exercised from time to time, and the exercise of any one or more of such powers or any combination of such powers from time to time will not prevent the Offered Warrantholders from exercising such power or powers or combination of powers thereafter from time to time.

7.13              MINUTES

                  Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the Corporation's expense and any such minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings had or by the Chairman of the next succeeding meeting of the Offered Warrantholders shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly convened and held and all resolutions passed and proceedings held thereat to have been duly passed and held.

7.14              SPECIAL RESOLUTION BINDS ALL

                  A Special Resolution passed at a meeting of the Offered Warrantholders duly convened and held in accordance with this Indenture shall be binding upon all the Offered Warrantholders whether present or not present at such meeting, and each of the Offered Warrantholders and the Trustee (subject in the case of the Trustee to the provisions for its indemnity contained in this Indenture) shall be bound to give effect thereto accordingly.

                                    ARTICLE 8
               SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS

8.1               PROVISION FOR SUPPLEMENTAL INDENTURES FOR CERTAIN PURPOSES

                  From time to time the Corporation and the Trustee may, subject to the provisions hereof, and will when so directed hereby, execute and deliver by their authorized officers or directors indentures or instruments supplemental hereto, which thereafter will form part hereof, for any or all of the following purposes:

         (a) setting forth any adjustments resulting from the application of the provisions of Article 4;

         (b) adding hereto such additional covenants and enforcement provisions as in the opinion of Counsel are necessary and advisable, and are not in the opinion of the Trustee relying on the opinion of Counsel prejudicial to the interests of the Offered Warrantholders as a group;

         (c)      giving effect to any Special Resolution passed as provided in
                  Article 7;

         (d) making such provisions not inconsistent with this Indenture as are necessary or desirable with respect to matters or questions arising hereunder, provided that the same are not, in the opinion of the Trustee relying on the opinion of Counsel prejudicial to the interests of the Offered Warrantholders as a group;

         (e) adding to, deleting or altering the provisions hereof in respect of the transfer of Offered Warrants or the exchange of Offered Warrant Certificates, and making any modification in the form of the Offered Warrant Certificates that does not affect the substance thereof;

         (f) modifying any provision of this Indenture (including, without limitation, making any modification which increases the number or amount of Common Shares issuable pursuant to the Offered Warrants) or relieving the Corporation from any of obligation, condition or restriction herein contained, except that no such modification or relief will be or become operative or effective if in the opinion of the Trustee relying on the opinion of Counsel it would impair any right of the Offered Warrantholders or of the Trustee, and the Trustee may decline to enter into any such supplemental indenture which in its opinion relying on the opinion of Counsel will not afford adequate protection to the Trustee or the Offered Warrantholders when it becomes operative; and

         (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguity, defective or inconsistent provision, error or omissions herein, if in the opinion of the Trustee relying on the opinion of Counsel, the rights of the Trustee and of the Offered Warrantholders, as a group, are not prejudiced thereby.

8.2               SUCCESSOR CORPORATIONS

                  In the case of the consolidation, amalgamation, arrangement or merger of the Corporation with another corporation or entity or the transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation or entity, the corporation (the "SUCCESSOR CORPORATION") resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Corporation, and, if requested by the Trustee, will by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, expressly assume such obligations.

                                    ARTICLE 9
                                   THE TRUSTEE

9.1               TRUST INDENTURE LEGISLATION

         (a) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of any Applicable Legislation, the mandatory requirement will prevail.

         (b) The Trustee will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of the Applicable Legislation.

9.2               RIGHTS AND DUTIES OF TRUSTEE

         (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee will act honestly and in good faith with a view to the best interests of the Offered Warrantholders, and will exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

         (b) No provision of this Indenture will be construed to relieve the Trustee from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.

         (c) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any right of the Trustee or the Offered Warrantholders hereunder is on the condition that, when required by notice to the Offered Warrantholders by the Trustee, the Trustee is furnished by one or more Offered Warrantholders with sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold it harmless against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

         (d) The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notices shall distinctly specify the default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default.

         (e) No provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless it is so funded and indemnified.

         (f) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Offered Warrantholders at whose instance it is acting to deposit with the Trustee the Offered Warrant Certificates held by them, for which certificates the Trustee will issue receipts.

         (g) Every provision of this Indenture that relieves the Trustee of liability, or entitles it to rely on any evidence submitted to it, is subject to the provisions of Applicable Legislation and of this Section 9.2.

9.3               EVIDENCE, EXPERTS AND ADVISERS

         (a) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation will furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as is prescribed by Applicable Legislation or as the Trustee reasonably requires by written notice to the Corporation.

         (b) In the exercise of any right or duty hereunder the Trustee, if it is acting in good faith, may act and rely, as to the truth of any statement or the accuracy of any opinion expressed therein, on any statutory declaration, opinion, report, certificate or other evidence furnished to the Trustee pursuant to a provision hereof or of Applicable Legislation or pursuant to a request of the Trustee.

         (c) Whenever Applicable Legislation requires that evidence referred to in subsection (a) be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a certificate of the Corporation required by any provision thereof.

         (d) Any such statutory declaration may be made by any one or more authorized officers or directors of the Corporation.

         (e) Proof of the execution of an instrument in writing, including an Offered Warrantholders' Request, by an Offered Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, indicating that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution, or in any other manner that the Trustee considers adequate.

         (f) The Trustee may, at the expense of the Corporation, employ or retain such counsel, accountants, engineers, appraisers, or other experts or advisers as it reasonably requires for the purpose of determining and discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, payable by the Corporation in accordance with section 5.3, without taxation of costs of any counsel, and will not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Trustee or for any actions taken in reasonable reliance of the advice provided.

9.4               DOCUMENTS, MONIES, ETC. HELD BY TRUSTEE

                  Unless herein otherwise expressly provided, any of the funds held by the Trustee may be deposited in a trust account in the name of the Trustee (which may be held with the Trustee or an affiliate or related party of the Trustee) which account shall be non-interest bearing. Upon the written order of the Corporation, the Trustee shall invest in its name such funds in Authorized Investments in accordance with such direction. Any direction by the Corporation to the Trustee as to the investment of the funds shall be in writing and shall be provided to the Trustee no later than 9:00 a.m. (Vancouver time) on the day on which the investment is to be made. Any such direction received by the Trustee after 9:00 a.m. (Vancouver time) or received on a non-Business Day, shall be deemed to have been given prior to 9:00 a.m. (Vancouver time) the next Business Day. Unless the Corporation shall be in default hereunder, all interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Corporation.

9.5               ACTIONS BY TRUSTEE TO PROTECT INTERESTS

                  The Trustee will have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to protect or enforce its interests as Trustee hereunder and the interests of the Offered Warrantholders.

9.6               TRUSTEE NOT REQUIRED TO GIVE SECURITY

                  The Trustee will not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

9.7               PROTECTION OF TRUSTEE

                  By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed that:

         (a) the Trustee will not be liable for or by reason of, or required to substantiate, any statement of fact or recital in this Indenture, in the Offered Warrant Certificates (except the representation contained in Section 9.9 or in the certificate of the Trustee on the Offered Warrant Certificates), but all such statements or recitals are and will be deemed to be made by the Corporation;

         (b) nothing herein contained will impose on the Trustee any obligation to see to, or to require evidence of, the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

         (c) the Trustee will not be bound to give notice to any person of the execution hereof;

         (d) the Trustee will not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach by the Corporation of any obligation or covenant herein contained or of any act of any director, officer, employee or the agents of the Corporation; and

         (e) the Corporation shall be liable for and hereby indemnifies and saves harmless the Trustee and its officers, directors, employees, and agents from and against all liabilities, losses, costs, claims, actions or demands whatsoever which may be brought against the Trustee or which it may suffer or incur as a result of or arising out of the performance of its duties and obligations under this Indenture, including any and all legal fees and disbursements of whatever kind or nature, save only in the event of the negligent action, the negligent failure to act, or the wilful misconduct or bad faith of the Trustee. It is understood and agreed that this indemnification shall survive the termination or discharge of this Indenture or the resignation or removal of the Trustee.

9.8               REPLACEMENT OF TRUSTEE

         (a) The Trustee may resign its trusts and be discharged from all further duties and liabilities hereunder, except as provided in this Section 9.8, by giving to the Corporation and the Offered Warrantholders not less than thirty (30) days' notice in writing or, if a new Trustee has been appointed, such shorter notice as the Corporation accepts as sufficient.

         (b) The Offered Warrantholders by Special Resolution may at any time remove the Trustee and appoint a new Trustee.

         (c) If the Trustee resigns or is removed or is dissolved, the Corporation will forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Offered Warrantholders.

         (d) Failing such appointment by the Corporation the retiring Trustee or any Offered Warrantholder may apply to the Supreme Court of British Columbia (the "COURT"), on such notice as the Court directs, for the appointment of a new Trustee at the Corporation's expense.

         (e) Any new Trustee so appointed by the Corporation or by the Court will be subject to the provisions of this Section 9.8.

         (f) If a Trustee has been appointed by the Corporation or the Court, the Corporation may at any time on sixty (60) days written notice (or such shorter period as may be agreed) terminate the appointment of the Trustee hereunder provided always that no such termination shall take effect until a new Trustee has been appointed by the Corporation on the terms set out herein and the new Trustee has acquired any property then being held by the retiring Trustee pursuant hereto.

         (g)      Any new Trustee appointed under any provision of this Section
                  9.8 must be a corporation authorized to carry on the business of a trust company in British Columbia, Alberta, Quebec and Ontario and, if required by the Applicable Legislation of any other province, in such other province.

         (h) Notice of such change of the Trustee shall be given by the Corporation to the Offered Warrantholders within thirty (30) days of the appointment of the successor Trustee hereunder.

         (i) If the appointment of the Trustee hereunder terminates for whatever reason, the Trustee shall, on the date on which such termination takes effect and upon payment of all outstanding fees and expenses, deliver to the successor Trustee the Register and all other books and records maintained by it pursuant to this Indenture, together with all other property held by it hereunder. As from that time the successor Trustee shall be substituted for its predecessor for all purposes hereof and shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed, but there will be immediately executed all such conveyances or other instruments as are in the opinion of counsel necessary or advisable for the purpose of assuring such powers, rights, duties and responsibilities of the new Trustee. Any expense payable as a result of the termination of such appointment shall be paid by the Corporation.

         (j) A corporation into or with which the Trustee is merged or consolidated or amalgamated, or a corporation succeeding to the trust business of the Trustee, will be the successor to the Trustee hereunder without any further act on its part or on the part of any party hereto if such corporation would be eligible for appointment as a new Trustee under subsection (e) of this Section 9.8.

         (k) A Offered Warrant Certificate certified but not delivered by a predecessor Trustee may be delivered by the new or successor Trustee in the name of the predecessor Trustee.

9.9               CONFLICT OF INTEREST

                  The Trustee, in its personal or any other capacity, may buy, lend upon and deal in shares in the capital of the Corporation and in the Offered Warrants and generally may contract and enter into financial transactions with the Corporation or any related corporation without being liable to account for any profit made thereby; however, the Trustee represents to the Corporation that at the time of the execution and delivery hereof no material conflict of interest exists between its role as a fiduciary hereunder and its role in any other capacity, and if a material conflict of interest arises hereafter it will, within ninety (90) days after ascertaining that it has such material conflict of interest, either eliminate the conflict of interest or resign its trusts hereunder.

9.10              ACCEPTANCE OF TRUST

                  The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

9.11              PRIVACY LAWS

                  The parties acknowledge that federal and provincial legislation that addresses the protection of individuals' personal information (collectively, "PRIVACY LAWS") applies to obligations and activities under this Indenture. Despite any other provision of this Indenture, neither party shall take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation shall, prior to transferring or causing to be transferred personal information to the Trustee, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or shall have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Trustee shall use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws. Specifically, the Trustee agrees: (a) to have a designated chief privacy officer; (b) to maintain policies and procedures to protect personal information and to receive and respond to any privacy complaint or inquiry; (c) to use personal information solely for the purposes of providing its services under or ancillary to this Agreement and not use it for any other purpose except with the consent of or direction from the Corporation or the individual involved; (d) not to sell or otherwise improperly disclose personal information to any third party; and (e) to employ administrative, physical and technological safeguards to reasonably secure and protect personal information against loss, theft, or unauthorized access, use or modification.

                                   ARTICLE 10
                                     GENERAL

10.1     NOTICE TO CORPORATION AND TRUSTEE

         (a) Any notice to be given by the Corporation or the Trustee shall be in writing and signed by an authorized signatory of the party giving the notice. Any such notice shall be addressed to the relevant party at its address as given below or at such other address as may be noted from time to time in accordance with this Section 10.1.

                  Any such notice to the Corporation shall be addressed to:

                  Spectrum Signal Processing Inc.
                  Suite 200, 2700 Production Way
                  Burnaby, British Columbia V5A 4X1

                  Attention: Pascal Spothelfer
                  Facsimile: (604) 421-1764

                  Any such notice to the Trustee shall be addressed to:

                  Computershare Trust Company of Canada
                  510 Burrard Street
                  Vancouver, British Columbia V6C 3B9

                  Attention:  Nicole Clement
                  Facsimile: (604) 661-9480

                  Any such notice shall, unless delivered personally to a responsible officer of the addressee, be given by courier service or facsimile and shall be deemed to have been given when actually received.

         (b) Any and all notices to any party hereto shall be deemed to have been duly given on the day of delivery if personally delivered to a responsible officer of the addressee, provided such day is a Business Day and, if such day is not a Business Day, on the next succeeding Business Day.

10.2              NOTICE AND DELIVERY TO OFFERED WARRANTHOLDERS

         (a) Unless herein otherwise expressly provided, a notice to be given hereunder to Offered Warrantholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Offered Warrantholders or delivered (or so mailed to certain Offered Warrantholders and so delivered to the other Offered Warrantholders) at their respective addresses appearing in the Register, and if in the case of joint holders of any Offered Warrant more than one address appears on the Register in respect of the joint holding, the notice must be addressed or delivered, as the case may be, only to the address of the First Named, provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or transmitted by facsimile.

         (b) A notice so given by mail or so delivered will be deemed to have been given on the fourth Business Day after it has been mailed or on the day on which it has been delivered or transmitted by facsimile, provided such day is a Business Day and, if such day is not a Business Day, on the next succeeding Business Day, as the case may be. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any Offered Warrantholder will not invalidate any action or proceeding founded thereon.

         (c) Any and all documents (other than Offered Warrant Certificates) to be sent to any Offered Warrantholder may be given or sent to the address shown on the Register by registered mail and shall be deemed to be received (if given or sent in such a manner) two days after mailing. Any Offered Warrant Certificate or payments made hereunder shall be sent by registered and/or insured mail.

         (d) Whenever payments are to be made or documents are to be sent to any Offered Warrantholder by the Trustee, by the Corporation or by an Offered Warrantholder to the Trustee or to the Corporation, then if such payment is made or such document is sent by mail, such payment or document shall be so sent at the risk of the Offered Warrantholder.

10.3              COUNTERPARTS

                  This Indenture may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument, and notwithstanding the date of their execution will be deemed to be dated as of March 23, 2004.

10.4              MULTIPLE CLOSINGS

                  The Offered Warrants may be issued pursuant to the terms of this Indenture at one or more closing upon the joint notice of the Corporation and the Agents to the Trustee. Any Offered Warrants issued pursuant to this Indenture after March 23, 2004 shall be subject to the same terms and conditions as any other Offered Warrants issued under this Indenture and the Trustee shall, upon written direction of the Corporation, certify any Offered Warrants Certificates representing such Offered Warrants in accordance with Section 2.7 hereof.

10.5              SATISFACTION AND DISCHARGE OF INDENTURE

                  On the earlier of:

         (a) the date by which there has been delivered to the Trustee for exercise, surrender for cancellation or destruction all Offered Warrant Certificates theretofore certified hereunder; or

         (b)      the Expiry Time;

and if all certificates representing Common Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder or to the Trustee in accordance with such provisions, this Indenture will cease to be of further effect and, on demand of and at the cost and expense of the Corporation and on delivery to the Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Trustee of the fees and other remuneration payable to the Trustee, the Trustee will execute proper instruments acknowledging satisfaction of and discharging this Indenture. Any failure on the part of the Corporation or the Trustee to give any such notice shall not affect the rights of Offered Warrantholders.

10.6              ANTI-MONEY LAUNDERING

                  The Trustee shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Trustee, in its sole judgment, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Trustee, in its sole judgment, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days written notice to the Corporation, provided (i) that the Trustee's written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Trustee's satisfaction within such 10 day period, then such resignation shall not be effective.

10.7              SOLE BENEFIT OF PARTIES AND OFFERED WARRANTHOLDERS

                  Nothing in this Indenture or the Offered Warrant Certificates, expressed or implied, will give or be construed to give to any person other than the parties hereto and the Offered Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture or the Offered Warrant Certificates, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Offered Warrantholders.

         IN WITNESS WHEREOF this Offered Warrant Indenture has been executed and delivered as of the date first before written.



                                     SPECTRUM SIGNAL PROCESSING INC.

                                     Per: /s/ Pascal Spothelfer
                                          --------------------------------------

                                     COMPUTERSHARE TRUST COMPANY OF CANADA


                                     Per: /s/ Nicole Clement
                                          --------------------------------------

                                     Per: /s/ June Glover
                                          --------------------------------------

           THIS IS SCHEDULE "A" TO THE OFFERED WARRANT INDENTURE MADE AS OF MARCH 23, 2004 BETWEEN SPECTRUM SIGNAL PROCESSING INC. AND COMPUTERSHARE TRUST COMPANY OF CANADA AS TRUSTEE.


THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE UNLESS EXERCISED BY 4:30 P.M. (VANCOUVER TIME) ON OR BEFORE SEPTEMBER 23, 2005.

WITHOUT THE PRIOR WRITTEN APPROVAL OF THE TORONTO STOCK EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE COMMON SHARES ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL JULY 24, 2004.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE JULY 24, 2004.

[CERTIFICATES HELD BY HOLDERS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) SHALL ALSO BEAR THE FOLLOWING LEGEND]

         THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT. TERMS USED HEREIN HAVE THE MEANING GIVEN TO THEM IN REGULATION S.

[CERTIFICATES HELD BY HOLDERS WHO ARE U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) SHALL ALSO BEAR THE FOLLOWING LEGEND]

         THE WARRANTS REPRESENTED HEREBY AND THE COMMON SHARES ISSUABLE UPON EXERCISE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE WARRANTS MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IN A TRANSACTION OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH

         ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (C), THERE MUST BE FURNISHED TO THE CORPORATION A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA AND, IN CONNECTION WITH ANY SALE OF SUCH WARRANTS PURSUANT TO THE FOREGOING CLAUSE (B) AT A TIME WHEN THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 UNDER THE U.S. SECURITIES ACT, THE LEGEND MAY BE REMOVED BY PROVIDING A DECLARATION TO THE CORPORATION'S TRANSFER AGENT IN SUCH FORM AS THE CORPORATION MAY REASONABLY PRESCRIBE, TO THE EFFECT THAT THE SALE OF THE WARRANTS IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.



                               WARRANT CERTIFICATE

                         SPECTRUM SIGNAL PROCESSING INC.
                     (Incorporated under the laws of Canada)

                                       ___________ WARRANTS, each entitling the
                                       holder to acquire, subject to adjustment
WARRANT                                and without payment of any additional
CERTIFICATE NO.                        consideration, one Common Share at a
                                       price of Cdn.$1.50 per share for each
                                       whole Offered Warrant represented hereby.

                           THIS IS TO CERTIFY THAT [O]

(hereinafter referred to as the "holder") is entitled to acquire in the manner and subject to the restrictions and adjustments set forth herein, at any time and from time to time until 4:30 p.m. (Vancouver time) (the "Expiry Time") on September 23, 2005 (the "Expiry Date"), one fully paid and non-assessable common share ("Common Share") without nominal or par value of SPECTRUM SIGNAL PROCESSING INC. (the "Corporation"), as such shares were constituted on March 23, 2004 at an exercise price of Cdn.$1.50, subject to adjustment as described below (the "Exercise Price") for each Offered Warrant represented hereby.

                  The Offered Warrants represented by this certificate are issued under and pursuant to an Offered Warrant Indenture (hereinafter referred to as the "Indenture") made as of March 23, 2004 between the Corporation and Computershare Trust Company of Canada (the "Trustee"). Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holders of the Offered Warrants and the terms and conditions upon which the Offered Warrants are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth. By acceptance hereof, the holder assents to all provisions of the Indenture. In the event of a conflict between the provisions of this Offered Warrant Certificate and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used in the Indenture have the meaning herein as therein, unless otherwise defined.

                  The right to acquire Common Shares may be exercised by the holder within the time set forth above by:

         (a) duly completing and executing the Offered Warrant Exercise Form attached hereto; and

         (b) surrendering this Offered Warrant Certificate to the Trustee together with a certified cheque, bank draft or money order, in lawful money of Canada payable to or to the order of the Corporation at par at the principal offices of the Trustee in the cities of Calgary or Toronto or Vancouver for the Exercise Price for the Common Shares subscribed for.

                  These Offered Warrants shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee at either office referred to above.

                  Upon surrender of these Offered Warrants, the person or persons in whose name or names the Common Shares issuable upon exercise of the Offered Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture) to be the holder or holders of record of such Common Shares and the Corporation has covenanted that it will (subject to the provisions of the Indenture) cause a certificate or certificates representing such Common Shares to be delivered or mailed to the person or persons at the address or addresses specified in the Offered Warrant Exercise Form within three
(3) Business Days of the receipt of this Offered Warrant Certificate, the Exercise Price and the Offered Warrant Exercise Form duly completed.

                  The registered holder of these Offered Warrants may acquire any lesser number of Common Shares than the number of Common Shares which may be acquired for the Offered Warrants represented by this Offered Warrant Certificate. In such event, the holder shall be entitled to receive a new Offered Warrant Certificate for the balance of the Common Shares which may be acquired. Any fractional entitlements will be rounded down to the nearest whole number.

                  These Offered Warrants and the Common Shares issuable upon exercise of the Offered Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). These Offered Warrants may be offered, sold, pledged or otherwise transferred only (A) to the Corporation, (B) in a transaction outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act, or (C) in a transaction exempt from the registration requirements under the U.S. Securities Act and any applicable state securities laws. In connection with any transfer pursuant to the foregoing clause

(C), there must be furnished to the Corporation a written opinion of counsel reasonably acceptable to the Corporation to the effect that such transfer is exempt from the registration requirements of all applicable United States federal and state securities laws. Any person in the United States or "U.S. person" as defined in Regulation S under the U.S. Securities Act, that transfers Offered Warrants outside the United States in accordance with Rule 904 of Regulation S must execute a Declaration in the form attached hereto as Exhibit A to this Offered Warrant Certificate. A Offered Warrantholder that either (i) is at the time of exercise of these Offered Warrants in the United States, (ii) is a "U.S. person" as defined in Regulation S under the U.S. Securities Act, or
(iii) that executes or delivers the Offered Warrant Exercise Form in the United States, must sign and deliver a letter in the form attached hereto as Exhibit B to the Offered Warrant Certificate.

                  In the event of any alteration of the Common Shares, including any subdivision, consolidation or reclassification, and in the event of any form of reorganization of the Corporation, including any amalgamation, merger or arrangement, an adjustment shall be made to the terms of the Offered Warrants such that the holders of Offered Warrants shall, upon exercise of the Offered Warrants following the occurrence of any of those events, be entitled to receive the same number and kind of securities that they would have been entitled to receive had they exercised their Offered Warrants immediately prior to the occurrence of those events, provided that no fractional shares will be issued. The Indenture also provides that the exercise price per Common Share is subject to adjustment in certain events.

                  The registered holder of this Offered Warrant Certificate may, at any time prior to the Expiry Time, upon surrender hereof to the Trustee at its principal offices in the cities of Calgary or Toronto or Vancouver, exchange this Offered Warrant Certificate for other Offered Warrant Certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares as may be acquired under this Offered Warrant Certificate.

                  The holding of the Offered Warrants evidenced by this Offered Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in the Indenture and in this Offered Warrant Certificate.

                  The Indenture provides that all holders of Offered Warrants shall be bound by any resolution passed at a meeting of the holders held in accordance with the provisions of the Indenture and resolutions signed by the holders of Offered Warrants entitled to acquire a specified majority of the Common Shares which may be acquired pursuant to all then outstanding Offered Warrants.

                  The Offered Warrants evidenced by this Offered Warrant Certificate may be transferred on the register kept at the offices of the Trustee by the registered holder hereof or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

                  This Offered Warrant Certificate shall not be valid for any purpose whatever unless and until it has been certified by or on behalf of the Trustee.

                  Time shall be of the essence hereof.

                  IN WITNESS WHEREOF the Corporation has caused this Offered Warrant Certificate to be signed by its duly authorized officer as of March 23, 2004.

                                     SPECTRUM SIGNAL PROCESSING INC.


                                     Per: /s/ Pascal Spothelfer
                                          --------------------------------------



Certified by:
COMPUTERSHARE TRUST COMPANY OF CANADA
Trustee

    /s/ Nicole Clement
    ---------------------------------
By: /s/ June Glover
    ---------------------------------

                              TRANSFER OF WARRANTS

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ___________________________________________ [NAME AND ADDRESS OF
TRANSFEREE], ___________________________________________ [NUMBER OF OFFERED
WARRANTS] Offered Warrants of SPECTRUM SIGNAL PROCESSING INC. registered in the name of the undersigned on the records of Computershare Trust Company of Canada represented by the Offered Warrant Certificate attached and irrevocably appoints Computershare Trust Company of Canada the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.


                  The undersigned hereby certifies the following (CHECK ONE AND ONLY ONE OF THE FOLLOWING BOXES THAT IS APPLICABLE):

            A    [ ]    that the transfer of these securities is not being made
to, and the offer of these securities was not made to, a person in the United States or a U.S. Person, as such terms are defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act")

            B    [ ]    that the transfer of these securities is being made in
accordance with, and pursuant to, an exemption from registration under the U.S. Securities Act and any applicable state securities laws.

             DATED the _____________ day of _______________ , 200 __




-------------------------------------    ---------------------------------------
Signature Guaranteed                     (Signature of Offered Warrantholder)


                                         ---------------------------------------
                                         Name of Offered Warrantholder


                                         ---------------------------------------
                                         Address of Offered Warrantholder


Instructions:

1. Signature of the Offered Warrantholder must be the signature of the person appearing on the face of this Offered Warrant Certificate.

2. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

3. The signature on the Transfer Form must be guaranteed by a Schedule A major chartered bank/trust company, or a member of an acceptable Medallion Guarantee Program. The guarantor must affix a stamp bearing the actual words "Signature Guaranteed". Please note signature guarantees are not accepted from Treasury Branches or Credit Unions unless they are members of the Stamp Medallion Program. Please note that in the United States, signature guarantees must be done by members of the Medallion Signature Guarantee Program only.

4. If the Offered Warrant Certificate contains a restrictive legend relating to the U.S. Securities Act and Box A above is checked, this transfer form must be accompanied by a completed and executed declaration for removal of legend in the form attached as Exhibit A to the Offered Warrant Certificate.

5. If Box B above is checked, Spectrum Signal Processing Inc. must be provided a written opinion of legal counsel reasonably satisfactory to Spectrum Signal Processing Inc. to the effect that the proposed transfer may be effected without registration under the U.S. Securities Act and any applicable state securities laws. In connection with any such proposed transfer of the Offered Warrants, Spectrum Signal Processing Inc. may request such further information as may be necessary to determine whether such transfers are being made: (i) to "accredited investors" as such terms is defined in Regulation D under the U.S. Securities Act; (ii) in accordance with, and pursuant to, an exemption from registration under the U.S. Securities Act and any applicable state securities laws and (iii) otherwise in compliance with applicable securities laws.

                                  EXERCISE FORM

TO:                     SPECTRUM SIGNAL PROCESSING INC. (The "Corporation")

AND TO:                 Computershare Trust Company of Canada (The "Trustee")

DELIVER TO:             100 University Avenue
                        8th Floor
                        Toronto, Ontario  M5J 2Y1

                        or

                        Suite 710, Western Gas Tower 530 - 8th Avenue S.W. Calgary, Alberta T2P 3S8

                        or

                        510 Burrard Street
                        2nd Floor
                        Vancouver, British Columbia V6C 3B9

                        or

                        1500 University Street
                        7th Floor
                        Montreal Quebec H3A 3S8

                  The undersigned hereby exercises the right to acquire Common Shares of SPECTRUM SIGNAL PROCESSING INC. as constituted on March 23, 2004 (or such number of other securities or property to which such Offered Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture referred to in the accompanying Offered Warrant Certificate) in accordance with and subject to the provisions of such Indenture.

         The Common Shares (or other securities or property) are to be issued as follows:

         Name:
              ------------------------------------------------------------------
              (print clearly)

         Address in full:
                         -------------------------------------------------------

         -----------------------------------------------------------------------
         Social Insurance Number:
                                 -----------------------------------------------
         Number of Common Shares:
                                 -----------------------------------------------

         Note: If further nominees intended, please attach (and initial) schedule giving these particulars. The undersigned holder hereby represents and certifies as follows (CHECK ONE AND ONLY ONE OF THE FOLLOWING BOXES THAT IS APPLICABLE):

         A. [ ] The undersigned holder (i) at the time of exercise of these Offered Warrants is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and is not exercising these Offered Warrants on behalf of a "U.S. person," or a person in the United States, and (iii) did not execute or deliver this Offered Warrant Exercise Form in the United States.

         B. [ ] The undersigned holder is either: (A) an Original U.S. Purchaser, as such term is defined in the Indenture, and each representation, warranty and covenant made by the undersigned in the Subscription Agreement entered into by and between the undersigned and the Corporation, pursuant to which the undersigned purchased Units is true and correct as of the date hereof, or (B) a U.S. person, or a person in the United States, that has acquired these Offered Warrants in a transaction exempt from registration under the U.S. Securities Act where such transfer was in compliance with the Indenture and any applicable state securities laws and has signed and delivered a letter in the form attached hereto as Exhibit B to the Offered Warrant Certificate.


             DATED the _____________ day of _______________ , 200 __



-------------------------------------    ---------------------------------------
Signature Guaranteed                     (Signature of Offered Warrantholder)

                                         ---------------------------------------
                                         Print full name

                                         ---------------------------------------

                                         ---------------------------------------

                                         Print full address
                                         ---------------------------------------

Instructions:

1. The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Offered Warrant Certificate representing the Offered Warrants being exercised together with the exercise price to Computershare Trust Company of Canada at its principal offices at 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1, Suite 710 Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, 510 Burrard Street, 2nd Floor, Vancouver, British Columbia, V6C 3B9 or 1500 University Street, 7th Floor, Montreal Quebec H3A 3S8 Certificates for Common Shares will be delivered or mailed within three (3) business days after the exercise of the Offered Warrants.

2. If the Offered Warrant Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Certificate the signature of such holder must be guaranteed by a Schedule A major chartered bank/trust company, or a member of an acceptable Medallion Guarantee Program. The guarantor must affix a stamp bearing the actual words "Signature Guaranteed". Please note signature guarantees are not accepted from Treasury Branches or Credit Unions unless they are members of the Stamp Medallion Program. Please note that in the United States, signature guarantees must be done by members of the Medallion Signature Guarantee Program only.

3. If the Offered Warrant Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

4. Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box B above is checked.

5. If Box B above is checked, the certificate representing the Common Shares will bear a legend in the form set forth in the Indenture restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available.

                                    EXHIBIT A

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:      COMPUTERSHARE TRUST COMPANY OF CANADA
         as registrar and transfer agent for Common Shares and Offered Warrants of SPECTRUM SIGNAL PROCESSING INC.

The undersigned (a) acknowledges that the sale of the securities of SPECTRUM SIGNAL PROCESSING INC. (the "Corporation") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act") and (b) certifies that (1) the undersigned is not an affiliate of the Corporation as that term is defined in the 1933 Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of The Toronto Stock Exchange or the TSX Venture Exchange or any other designated offshore securities market as defined in Regulation S under the 1933 Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.

Dated:
      -------------------------------

                                         ---------------------------------------
                                         Name of Seller

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT B

                        FORM OF LETTER TO BE DELIVERED BY
            ORIGINAL U.S. PURCHASER UPON EXERCISE OF OFFERED WARRANTS


SPECTRUM SIGNAL PROCESSING INC.
One Spectrum Court, Suite 200, 2700 Production Way
Burnaby, British Columbia
V5A 4X1

- and to -

Computershare Trust Company of Canada as registrar and transfer agent 510 Burrard Street
Vancouver, British Columbia
V6C 3B9

Dear Sirs:

         We are delivering this letter in connection with the purchase of common shares (the "Shares") of SPECTRUM SIGNAL PROCESSING INC., a corporation incorporated under the laws of Canada (the "Corporation"), upon the exercise of warrants of the Corporation ("Offered Warrants") issued pursuant to an Indenture, dated as of March 23, 2004, between the Corporation and Computershare Trust Company of Canada.

         We hereby confirm that:

         (a) we are an "accredited investor" within the meaning of Rule 501 of Regulation D under the United States Securities Act of 1933 (the "U.S. Securities Act");

         (b)      we are purchasing the Shares for our own account;

         (c) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Shares;

         (d) we are not acquiring the Shares with a view to distribution thereof or with any present intention of offering or selling any of the Shares, except (i) to the Corporation, (ii) outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act or (iii) in a transaction exempt from the registration requirements under the U.S. Securities Act and any applicable state securities laws, provided that in connection with any transfer referred to in clause (iii), a written opinion of counsel reasonably acceptable to the Corporation to the effect that such transfer is exempt from the registration requirements of all applicable United States federal and state securities laws will be provided to the Corporation;

         (e) we acknowledge that we have had access to such financial and other information as we deem necessary in connection with our decision to purchase the Shares; and

         (f) we acknowledge that we are not purchasing the Shares as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

         We understand that the Shares are being offered in a transaction not involving any public offering within the United States within the meaning of U.S. Securities Act and that the Shares have not been and will not be registered under the U.S. Securities Act. We further understand that any Shares acquired by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of paragraph (d) above.

         We acknowledge that you will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate or complete.



                                     (Name of Purchaser)


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                         Address: